GENERAL TERMS AND CONDITIONS
                             FOR DELIVERY OF SERVICE

These Terms and Conditions for Delivery of Service are applicable to Customer Orders executed by Customer for Services delivered by Level 3 Communications, LLC ("Level 3"), and are incorporated into each Customer Order. The Terms and Conditions include these General Terms and Conditions for Delivery of Service and all terms and conditions attached hereto which relate to any Service provided by Level 3 to Customer. These Terms and Conditions are applicable to sales of Services originating or terminating in the United States.

DEFINITIONS
-----------

Confidential Information: Licensed Software, and all source code, source documentation, inventions, know-how, ideas, updates and any documentation and information related to the Licensed Software, and any non-public information regarding the business of a party provided to either party by the other party where such information is marked or otherwise communicated as being "proprietary" or "confidential" or the like, or where such information is, by its nature, confidential.

Committed Data Rate: A commitment made by Customer (where applicable) obligating it to order and pay for a minimum amount of a Level 3 Service expressed in Megabits per second (Mbps), as set forth in the Customer Order (See Section 1.1).

Customer: The person, firm or corporation so named on the Customer Order.

Customer Order: A request for Level 3 Service submitted by the Customer for acceptance by Level 3.

Facilities: Any and all devices supplied by Level 3 used to deliver Services, including but not limited to all terminal and other equipment, wires, lines, circuits, ports, routers, switches, channel service units, data service units, cabinets, racks, private rooms and the like. Facilities shall not include any such devices sold to Customer by Level 3 and paid for by Customer or owned by Customer or any third party.

Level 3 Gateway: Buildings owned or leased by Level 3 for the purpose of locating and colocating communications equipment.

Licensed Software: Computer software, in object code format only, the use of which is required for use of Service ordered by Customer.

Premises: The location(s) occupied by Customer or its end users to which Service will be delivered by Level 3. Premises does not include Space as defined below.

Revenue Commitment: A commitment made by Customer obligating it to order and pay for a minimum volume of Services during an agreed term, as set forth in the Customer Order (See Section 1.1).

Service:  A service offered by Level 3 pursuant to a Customer Order.

Space: The location(s) within Level 3 Gateways into which Customer is permitted to colocate telecommunications or internet equipment pursuant to a Customer Order accepted by Level 3.

Target Install Date: A written communication from Level 3 to Customer indicating the date upon which it is anticipated that Services will be available to Customer.

SECTION 1. CUSTOMER ORDERS
--------------------------

1.1   Submission of Customer Orders. To order any Service,  Customer may  submit
      ------------------------------
to Level 3 an order form for Services, completed with Level 3's assistance ("Customer Order") requesting the provision of Service. Level 3's delivery of a Target Install Date respecting such Service shall constitute Level 3's acceptance of the Customer Order. The Customer Order and its backup detail shall set forth the Service, the Premises and/or Space, the prices to be charged for Services and any applicable term and/or Revenue Commitment.

1.2   Undertaking of Level 3. If Level 3 issues a Target Install Date respecting
      -----------------------
Services, Level 3 will furnish such Services in accordance with the Terms and Conditions and any Customer Orders.

SECTION 2. BILLING AND PAYMENT
------------------------------
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2.1   Payment of Bills.  Level 3 bills all charges  incurred  by  Customer  on a
      -----------------
monthly basis. Level 3 bills in advance for all Services to be provided during the upcoming month, except for charges which are dependent upon usage of Service, which are billed in arrears. Billing for partial months will be prorated based on a calendar month. All bills are due upon receipt, and become past due ten (10) days later. The unpaid balance of any past due balance which is not reasonably disputed under Section 2.4 hereof shall bear interest at a rate of 1.5% per month (prorated on a daily basis beginning on the past due date), or the highest rate allowed by law, whichever is less.

To the extent Customer orders any service designated as "Burstable" (defined below), the following billing method shall apply: Customer will be billed as set forth above for its Committed Data Rate. In addition, over each month, Customer's usage of the Service will be sampled by Level 3 in five minute inbound and outbound averages. At the end of the month, the top ten percent of the inbound and outbound averages shall be discarded. The highest of the resulting ninetieth percentile for inbound and outbound traffic will be compared to the Committed Data Rate. If the ninetieth percentile of either inbound or outbound traffic is higher than the Committed Data Rate, Customer will, in addition to being billed for its Committed Data Rate, be billed for its utilization of the Service that exceeds their Committed Data Rate, which shall be billed at the contracted-for price per Mbps. Burstable shall mean Customer's ability to use Services above and beyond a stated Committed Data Rate.

In the event the Services ordered by Customer involve a local loop, Customer may arrange, through a local exchange carrier colocated in Level 3's gateway Space, for its own local loop, or it may have Level 3 provide the same. In the event Customer provides for its own local loop, Customer must provide to Level 3 all circuit facility assignment information, firm order commitment information and the design layout records necessary to enable Level 3 to make the necessary cross-connection between the Services and Customer's designated local exchange carrier. Level 3 may charge Customer a non-recurring cross-connect fee to make such connection, and an additional non-recurring charge may apply in the event that Customer requests and Level 3 permits Customer to change its Service installation date. In the event Customer provides for its own local loop, Level 3's billing for the Services will commence once it has installed and tested the Services up to the Level 3 side of the cross-connect circuit. Otherwise, Level 3's billing for the Services will commence once the Services are installed and tested.

2.2   Taxes and  Fees. Except for  taxes  based on Level 3's net  income  and ad
      ----------------
valorem, personal and real property taxes imposed on Level 3's property, Customer shall be responsible for payment of all sales, use, gross receipts, excise, access, bypass, franchise or other local, state and federal taxes, fees, charges, or surcharges, however designated, imposed on or based upon the provision, sale or use of the Services.

2.3   Regulatory  and  Legal Changes.   In the event of any change in applicable
      -------------------------------
law, regulation, decision, rule or order that materially increases the costs or other terms of delivery of Service, Level 3 and Customer agree to negotiate regarding the rates to be charged to Customer to reflect such increase in cost and, in the event that the parties are unable to reach agreement respecting new rates within thirty (30) days after Level 3's delivery of written notice requesting renegotiation, then (a) Level 3 may pass such increased costs through to Customer, and (b) Customer may terminate the affected Customer Order without termination liability upon sixty (60) days' prior written notice.

2.4   Disputed Bills. In the event that Customer disputes any portion of a Level
      ---------------
3 bill, Customer must pay the undisputed portion of the bill and submit a written claim for the disputed amount. All claims must be submitted to Level 3 within sixty (60) days of receipt of billing for those Services. Customer acknowledges that it is able to and that it is reasonable to require Customer to dispute bills within that time, and Customer therefore waives the right to dispute charges not disputed within the time frame set forth above.

2.5   Credit Approval and Deposits.  Customer  shall provide Level 3 with credit
      -----------------------------
information as requested, and delivery of Service is subject to credit approval. Level 3 may require Customer to make a deposit (which will not exceed Customer's estimated charges for two months' Service) as a condition to Level 3's acceptance of any Customer Order, or as a condition to Level 3's continuation of Service, which deposit shall be held by Level 3 as security for payment of Customer's charges. At such time as the provision of Service to Customer is terminated, the amount of the deposit will be credited to Customer's account and any credit balance which may remain will be refunded.

2.6   Fraudulent Use of  Services.  Customer  is  responsible  for  all  charges
      ----------------------------

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attributable to Customer incurred  respecting the Services,  even if incurred as the result of fraudulent or unauthorized use of the Services, unless Level 3 has actual knowledge of the same and fails to notify Customer thereof. Level 3 may, but is not obligated to, detect or report unauthorized or fraudulent use of Services.

SECTION 3. DISCONTINUANCE OF CUSTOMER ORDERS
--------------------------------------------

3.1   Discontinuance of  Customer  Order by Level 3. Level 3 may  terminate  any
      ----------------------------------------------
Customer Order and discontinue  Service without liability:
A. If Customer fails to pay a past due balance for Services: (i) usage based and billed in arrears, provided the same is not paid within three (3) days of written notice thereof provided by Level 3; or (ii) flat rated and billed in advance, provided the same is not paid within seven (7) days of written notice thereof provided by Level 3;
B. If Customer violates any law, rule, regulation or policy of any government authority having jurisdiction over the Services; if Customer makes a material misrepresentation in any submission of information in a Customer Order or other submission of information to Level 3; if Customer engages in any fraudulent use of the Services; or if a court or other government authority having jurisdiction over the Services prohibits Level 3 from furnishing the Services;
C. If Customer fails to cure its breach of any provision of these Terms and Conditions or any Customer Order within thirty (30) days written notice thereof provided by Level 3;
D. If Customer files bankruptcy, for reorganization, or fails to discharge an involuntary petition therefore within sixty (60) days;
E. If Customer's use of the Services materially exceeds Customer's credit limit, unless within fourteen (14) days written notice thereof by Level 3, Customer provides adequate security for payment for the Services.

3.2   Effect of  Discontinuance.  Upon Level 3's  discontinuance  of  Service to
      --------------------------
Customer, Level 3 may, in addition to all other remedies that may be available to Level 3 at law or in equity, assess and collect from Customer any applicable termination charge.

3.3   Resumption of  Service.  If Service has been  discontinued  by Level 3 and
      -----------------------
Customer requests that Service be restored, Level 3 shall have the sole and absolute discretion to restore such Service. Nonrecurring charges, with the exception of any charges for the build-out of Colocation Space already paid by Customer, may apply to restoration of Service.

3.4   Discontinuance of Customer Order by Customer.
      ---------------------------------------------
A. Customer shall have the right to terminate and discontinue  affected  Service
--
prior to the end of the agreed term with respect to which a Customer Order has been executed respecting such Service without payment of any applicable termination charge if: (i) such Service is Unavailable (as defined below) on two or more separate occasions of more than eight (8) hours each in any thirty (30) day period, and (ii) following written notice thereof from Customer to Level 3, Level 3 has an Unavailability event of more than twelve (12) hours at any time within the twelve (12) month period immediately following said notice. For purposes of the foregoing, Unavailability shall mean the period of time beginning when Customer reports an outage in affected Service to the Level 3 Customer Service and Support Organization (1-877-4LEVEL3) and shall end when the Service is operative. Unavailability shall not apply to any outage which is caused by Customer, Customer's end users or any third party, which results from failure of power or equipment provided by Customer or others, which occurs or continues during any period in which Level 3 is not given access to the Premises or the Space, or which results from maintenance events. Customer may only terminate Service which is affected by Unavailability events as set forth above, and must exercise its right to terminate any affected Service under this Section, in writing, no later than thirty (30) days after the Unavailability event giving rise to a right of termination hereunder.

B. Subject to the  termination  charges set forth in these Terms and Conditions,
--
Customer may terminate all or part of the Services upon thirty (30) days prior written notice to: Attn: Contracts Management (Customer Agreements), Level 3 Communications, LLC, 1025 Eldorado Boulevard, Broomfield, CO 80021. A copy of this customer notice should also be forwarded to: Attn: General Council, Level 3 Communications, LLC, 1025 Eldorado Boulevard, Broomfield, CO 80021.

SECTION 4.  DELIVERY OF SERVICES
--------------------------------

4.1   Level 3 Access to Premises and Space.  Customer shall allow Level 3 access
      -------------------------------------
to the  Premises  to  the  extent  reasonably  determined  by  Level  3 for  the

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installation,  inspection  and scheduled or emergency  maintenance of Facilities relating to the Service. Level 3 shall notify Customer two (2) business days in advance of any regularly scheduled maintenance that will require access to the Premises. Level 3 retains the right to access any Space for any legitimate business purpose.

4.2   Level 3 Facilities.  Level 3 will use reasonable  efforts to  provide  and
      -------------------
maintain the Facilities in good working order. Customer shall not and shall not permit others to rearrange, disconnect, remove, attempt to repair, or otherwise tamper with any of the Facilities. If the same occurs without first obtaining Level 3's written approval, in addition to being a breach by Customer of Customer's obligations hereunder, Customer shall (1) pay Level 3 the cost to repair any damage to the Facilities caused thereby; and (2) be responsible for the payment of service charges in the event that maintenance or inspection of the Facilities is required as a result of Customer's breach of this Section. In no event shall Level 3 be liable to Customer or any other person for interruption of Service or for any other loss, cost or damage caused or related to improper use or maintenance of the Facilities, unless the same is caused by the negligence of Level 3, and then only to the extent of Section 5.2

4.3   Title and Power.  Title to all  Facilities  (except  as  otherwise agreed)
      ----------------
shall remain with Level 3. The electric power consumed by such Facilities on the Premises shall be provided by and maintained at the expense of Customer. Electric power to the Space shall be provided by Level 3.

4.4   Customer-Provided Equipment. Level 3 may install certain Customer-provided
      ----------------------------
communications equipment upon installation of Service and the Facilities, but unless otherwise agreed by Level 3 in writing, Level 3 shall not thereafter be responsible for the operation or maintenance of any Customer-provided communication equipment. Level 3 shall not be responsible for the transmission or reception of signals by Customer-provided equipment or for the quality of, or defects in, such transmission.

4.5   Removal  of  Facilities.  Customer agrees to allow  Level 3 to remove  all
      ------------------------
Facilities from the Premises: A. after termination of the Service in connection with which the Facilities were used; and B. for repair, replacement or otherwise as Level 3 may determine is necessary, but Level 3 shall use reasonable efforts to minimize disruptions to the Service caused thereby.

At the time of such removal, the Facilities shall be in the same condition as when installed, normal wear and tear excepted. Customer shall reimburse Level 3 for the depreciated cost of any Facilities not in such condition.

4.6   Service Subject to Availability.  The furnishing of Service is  subject to
      --------------------------------
the availability thereof, on a continuing basis, and is limited to the capacity of Level 3 to provide the Service as well as the capacity which Level 3 may obtain from other carriers to furnish Service from time to time as required at the sole discretion of Level 3. Nothing in these Terms and Conditions shall be construed to obligate Customer to submit, or Level 3 to accept, Customer Orders. In the event Service becomes unavailable pursuant to this paragraph 4.6, Customer shall have the rights set forth in Section 3.4 of these Terms and Conditions.

SECTION 5.  OBLIGATIONS AND LIABILITY LIMITATION
------------------------------------------------

5.1   Obligations  of the Customer.  Customer  shall be  responsible  for:
      -----------------------------
A. The payment of all charges applicable to the Service;
B. Damage or loss of the Facilities installed on the Premises or in the Space (unless caused by the negligence or willful misconduct of the employees or agents of Level 3);
C. Providing the level of power, heating and air conditioning necessary to maintain the proper environment on the Premises for the provision of Service;
D. Providing a safe place to work and complying with all laws and regulations regarding the working conditions on the Premises;
E. Granting  Level 3 or its  employees  access to the  Premises as set forth  in
Section 4.1 of these Terms and  Conditions;  and
F. Keeping Level 3's Facilities located on Premises free and clear of any liens or encumbrances.

5.2   Liability. Except as provided in Section 8.4, the liability of Level 3 for
      ----------
damages arising out of the furnishing of or the failure to furnish Service, including but not limited to mistakes, omissions, interruptions, delays, tortious conduct, representations, errors, or other defects, whether caused by acts of commission or omission, shall be limited to the extension of credit allowances or refunds due under any applicable Service Level Agreement. Except

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as provided in Section 8.4, the  extension of such credit  allowances or refunds shall be the sole remedy of Customer  and the sole  liability of Level 3.

5.3   No Special Damages.  Notwithstanding any other provision  hereof,  neither
      -------------------
party shall be liable for any indirect, incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits or lost revenues), whether or not caused by the acts or omissions or negligence of its employees or agents, and regardless of whether such party has been informed of the possibility or likelihood of such damages.

5.4   Disclaimer of Warranties.  LEVEL 3 MAKES NO WARRANTIES OR REPRESENTATIONS,
      -------------------------
EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE, EXCEPT THOSE EXPRESSLY SET FORTH IN ANY APPLICABLE SERVICE LEVEL AGREEMENT.

SECTION 6.  SOFTWARE TERMS
--------------------------

6.1   License.  If and to the extent that Customer  requires the use of Licensed
      --------
Software in order to use the Service supplied under any Customer Order, Customer shall have a nonexclusive, nontransferable (except pursuant to paragraph 8.2 hereof) license to use such Licensed Software only and solely to the extent required to permit delivery of the Service. Customer may not claim title to or any ownership interest in any Licensed Software (or any derivations or improvements thereto), and Customer shall execute any documentation reasonably required by Level 3 to memorialize Level 3's existing and continued ownership of the Licensed Software.

6.2   Restrictions. Customer agrees that it shall not:
      -------------
A. copy the Licensed Software except for emergency backup purposes or as permitted by the express written consent of Level 3;
B. reverse engineer, decompile or disassemble the Licensed Software;
C. sell, lease, license or sublicense the Licensed Software; or
D. create, write or develop any derivative software or any other software program based on the Licensed Software.

SECTION 7.  CONFIDENTIAL INFORMATION
------------------------------------

7.1   Disclosure and Use. Any Confidential Information disclosed by either party
      -------------------
shall be kept by the receiving party in strict confidence and shall not disclose such Confidential Information to any third party (except as authorized by these Terms and Conditions) without the disclosing party's express written consent. Each party agrees to treat all Confidential Information of the other party in the same manner as it treats its own proprietary information, but in no case will the degree of care be less than reasonable care.

7.2   Restricted Use.  Each party agrees:
      ---------------
A. to use Confidential Information only for the purposes of performance of any Customer Order or as otherwise expressly permitted by these Terms and Conditions;
B. not to make copies of Confidential Information or any part thereof except for purposes consistent with these Terms and Conditions; and
C. to reproduce and maintain on any copies of any Confidential Information such proprietary legends or notices (whether of disclosing party or a third party) as are contained in or on the original or as the disclosing party may otherwise reasonably request.

7.3   Exceptions.  Notwithstanding  the foregoing,  each party's confidentiality
      -----------
obligations hereunder shall not apply to information which:
A. is already known to the receiving party;
B. becomes publicly available without fault of the receiving party;
C. is  rightfully  obtained by the  receiving  party from a third party  without
restriction   as  to   disclosure,   or  is  approved  for  release  by  written
authorization  of the disclosing  party;
D. is developed independently by the receiving party without use of the disclosing party's Confidential Information;
E. is required to be disclosed by law.

7.4   Publicity.  This agreement  grants  no  right  to use any  party's  or its
      ----------
affiliates' trademarks, service marks or trade names or to otherwise refer to the other party in any marketing, promotional or advertising materials or activities. Neither party shall issue any publication or press release relating to, or otherwise disclose the existence of, or the terms and conditions of any contractual relationship between Level 3 and Customer, except as may be required by law.
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7.5   Remedies. Notwithstanding any other section of these Terms and Conditions,
      ---------
the non-breaching party shall be entitled to seek equitable relief to protect its interests, including but not limited to preliminary and permanent injunctive relief. Nothing stated herein shall be construed to limit any other remedies available to the parties.

7.6   Survival.  The obligations of confidentiality  and limitation of use shall
      ---------
survive the termination of any applicable Customer Order.

SECTION 8.  GENERAL TERMS
-------------------------

8.1   Force Majeure.  Neither  party  shall  be  liable,  nor  shall  any credit
      --------------
allowance or other remedy be extended, for any failure of performance or equipment due to causes beyond such party's reasonable control, including but not limited to: acts of God, fire, flood or other catastrophes; any law, order, regulation, direction, action, or request of any governmental entity or agency, or any civil or military authority; national emergencies, insurrections, riots, wars; unavailability of rights-of-way or materials; or strikes, lock-outs, work stoppages, or other labor difficulties. In the event any of the foregoing occur and Level 3 is unable to deliver the Service for fourteen (14) consecutive days, Customer shall not be obligated to pay Level 3 for the affected Service for so long as Level 3 is unable to deliver them, provided, however, that the term of the Customer Order respecting those Services shall be extended for a period of time equal to the period of time for which Level 3 was unable to provide and Customer was not required to pay for the affected Service.

8.2   Assignment or  Transfer.  Except  with  respect  to a  merger  or  sale of
      ------------------------
substantially all of Customer's assets, Customer may not transfer, sublease or assign the use of Service without the express prior written consent of Level 3, and then only when such transfer or assignment can be accomplished without interruption of the use or location of Service. Level 3 will not unreasonably withhold its consent. These Terms and Conditions shall apply to any transferees or assignees. Customer shall remain liable for the payment of all charges due under each Customer Order.

8.3   Notices.  Notices hereunder shall be deemed properly given when delivered,
      --------
if delivered in person, or when sent via facsimile, overnight courier, electronic mail or when deposited with the U.S. Postal Service, (a) with respect to Customer, the address listed on any Customer Order, or (b) with respect to Level 3, to: Contracts Management, (Customer Agreements) Level 3 Communications, LLC, 1025 Eldorado Boulevard, Broomfield CO 80021. Customer shall notify Level 3 of any changes to its addresses listed on any Customer Order.

8.4   Indemnification  by  Level 3.  Level 3 shall  indemnify,  defend  and hold
      -----------------------------
Customer harmless from any claim, loss, damage, expense or liability (including attorney's fees and court costs) (hereinafter "Claims") made against Customer for property damage, infringement of third party proprietary rights or personal injury caused by Level 3's negligence or willful misconduct.

8.5   Indemnification by Customer.  Customer  shall  indemnify,  defend and hold
      ----------------------------
Level 3 harmless from Claims (including Claims for infringement of third party proprietary rights) (i) made against Level 3 by any end user of Customer in connection with the delivery or consumption of Service, (ii) made against Level 3 arising out of any commission or negligent omission by Customer in connection with the Service, or (iii) arising from Customer's negligence or willful misconduct.

8.6   Application of Tariffs.  Level 3 may elect or be required to file with the
      -----------------------
appropriate regulatory agency tariffs respecting the delivery of certain Service. In the event that such tariffs are filed respecting Service ordered by Customer, then (to the extent such provisions are not inconsistent with the terms of a Customer Order) the terms set forth in the applicable tariff shall govern Level 3's delivery of, and Customer's consumption or use of, such Service.

8.7   Contents of  Communications  Level 3 does not  monitor  and shall  have no
      ---------------------------
liability or responsibility for the content of any communications transmitted via the Service, and Customer shall hold Level 3 harmless from any and all claims (including claims by governmental entities seeking to impose penal sanctions) related to such content attributable to Customer or its agents, employees or end users.

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

8.8   Entire Understanding  These Terms and Conditions,  including  any Customer
      --------------------
Orders executed hereunder, constitute the entire understanding of the parties related to the subject matter hereof. In the event of any conflict between these Terms and Conditions and the terms and conditions of any Customer Order, these Terms and Conditions shall control. These Terms and Conditions shall be governed and construed in accordance with the laws of the state of Colorado.

8.9   No Waiver.   No  failure  by  either party to enforce any rights hereunder
      ----------
shall constitute a waiver of such right(s).

8.10  Acceptable  Use Policy.  Customer's use of the Services shall at all times
      -----------------------
comply with Level 3's then-current Acceptable Use Policy and Privacy Policy, as amended by Level 3 from time to time and which are available through Level 3's web site. Level 3 will notify Customer of complaints received by Level 3 regarding each incident of alleged violation of Level 3's Acceptable Use Policy by Customer or third parties that have gained access to the Service through Customer. Customer agrees that it will promptly investigate all such complaints and take all necessary actions to remedy any actual violations of Level 3's Acceptable Use Policy. Level 3 may identify to the complainant that customer, or a third party that gained access to the Service through Customer, is investigating the complaint and may provide the complainant with the necessary information to contact Customer directly to resolve the complaint. Customer shall identify a representative for the purposes of receiving such communications. Level 3 reserves the right to install and use, or to have customer install and use, any appropriate devices to prevent violations of its Acceptable Use Policy, including devices designed to filter or terminate access to the Services provided by Level 3.

                         ADDITIONAL TERMS AND CONDITIONS
                            FOR PRIVATE LINE SERVICE

The following additional terms and conditions are applicable where, pursuant to a Customer Order, Customer orders metropolitan (local), city to city (within the United States) and international (from the United States to another country) private line, non-switchable circuits (the "Private Line Services").

1. Any state or federal tariffs applicable to the Private Line Services to be delivered under any Customer Order are incorporated into the terms thereof. Level 3's pricing to Customer for Private Line Services may, if required, be subject to Public Utility Commission (PUC) or other regulatory approval.

2. The nonrecurring charges and monthly recurring rates for the Private Line Services provided by Level 3 shall be set forth in each Customer Order.

3. The rates and other charges set forth in each Customer Order are established in reliance on the term commitment made therein, and Customer shall pay the same in accordance therewith. In the event that Customer terminates Services ordered in any Customer Order which is accepted by Level 3 or in the event that the delivery of Services is terminated due to a failure of Customer to satisfy the requirements set forth in these Terms and Conditions prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the percentage of the monthly recurring charges for the terminated Private Line Services calculated as follows:

a. 100% of the monthly recurring charge that would have been incurred for the Private Line Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the Private Line Service for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring charge that would have been incurred for the Private Line Service for months 25 through the end of the agreed term.

In the event that a Revenue Commitment is made and is then being satisfied by Customer, Customer may terminate, rearrange or reconfigure the Private Line Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges applicable to such termination, rearrangement or reconfiguration.

4. Level 3 makes the Service Level Agreements as attached respecting Private Line Service.

--------------------------------------------------------------------------------
                          Private Line SLA Page 1 of 3
--------------------------------------------------------------------------------

Level 3 Private Line Services (PLS) are backed by the following Service Level Agreement (SLA). If the Level(3) obligation is missed, the credit set forth below will be issued to the Customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge
(MRC) for the affected Service. To receive credit if these obligations have not been met, the Customer must contact Level 3 Customer Service within five (5) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the Customer to Level 3 Customer Service for all issues -including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

Order Acceptance Definition
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

Individual Case Basis (ICB) Definition
Individual Case Basis (ICB) is defined as a Service where a standard service interval is not defined. For ICB categories, Level 3 will provide a Firm Order Commitment Date (FOC) for Services as soon as possible. The FOC date is determined by a combination of Level 3 internal processes as well as the dates supplied to Level 3 by Level 3 vendors (where applicable). These vendor-supplied FOC dates vary by vendor, region, and city.

Changes to Existing Orders in Progress
The SLA implementation dates apply to intervals between original order date and original due date. If the Customer requests a change to an order date during the implementation of a service, the following effects will occur:

                          Changes to Orders in Progress

        Change Order Placed             Charge                                Effect on Delivery
     1st week of Order Process           $250        SLA implementation clock will begin again once change is accepted
     2nd Week of Order Process           $250        SLA implementation clock will begin again once change is accepted
     3rd Week of Order Process           $250        SLA implementation clock will begin again once change is accepted
     4th Week of Order Process           $500        SLA implementation clock will begin again once change is accepted
                                    25% of MRC for
       3 Days Before Delivery        each week of    SLA implementation clock will begin again once change is accepted requested delay

Level 3 will accept one requested change of delivery date per circuit order. Level 3 will begin billing the Service on the day that the Service is made available to the Customer.

--------------------------------------------------------------------------------
                          Private Line SLA Page 2 of 3
--------------------------------------------------------------------------------

Installation Obligations
Level 3 guarantees installation of its PLS within the following time periods beginning with Level 3's acceptance of a Customer Order (see definition of order acceptance on page 1) following Level 3's approval of Customer's credit profile:

              National and International PLS (Gateway Cities Only)

                                          LEVEL 3 OBLIGATION                                               CREDIT
                     Service                       Standard Service Delivery Intervals By Product
                                                                 (Business Days)*
                                                    DS-1, E-1 +          DS-3       STM-1/OC-3/ OC-12
                                                 NPLS1     IPL2    NPLS1    IPL2    NPLS1     IPL2


          On-Net Gateway-to-Gateway,
              100% Level 3 Fiber                  20       20      20       20       20       20      One (1) day for
                                                                                                      each day missed
            Non-Level 3 Fiber Between                                                                  (up to 4 days
        Gateways or Off-Net Within SSA            40       40      60       60      ICB      ICB        total credit)
                 (Either End)
             Outside SSA (50 miles)               40      ICB     ICB      ICB      ICB      ICB
                 (Either End)

         1 National Private Line Service

         2 International Private Line Service

                              U.S. Metropolitan PLS

                                           LEVEL 3 OBLIGATION

   Speed of Service     On-Net Building Service Interval*        Off-Net Building Service Interval*        CREDIT

         E-1+        20 business days                         N/A
         DS-1        20 business days                         40 business days
         DS-3        20 business days                         60 business days                        One (1) day for
        STM-1        20 business days                         Individual case basis                   each day missed
         OC-3        20 business days                         Individual case basis                    (up to 4 days
        OC-12        20 business days                         Individual case basis                     total credit)
        OC-48        Individual case basis                    Individual case basis
        OC-192       Individual case basis                    Individual case basis


     *Service interval dates exclude any additional riser infrastructure  within a building required to reach the Customer suite (where this infrastructure is not already in place).
     +E-1 Off-Net Metro Private Line is not a stand-alone service in the U.S. In the U.S., this Service is sold only in conjunction with an International Private Line.

--------------------------------------------------------------------------------
                          Private Line SLA Page 3 of 3
--------------------------------------------------------------------------------

Availability Obligations
Level 3 makes the following additional guarantees respecting PLS:

                       Private Line Services Availability

                                       LEVEL 3 OBLIGATION                                             CREDIT +

 99.99% Service Availability Guarantee*
 Service Unavailability refers to a period during which there is a break in transmission,  reported to and confirmed by Level 3 Customer  Service.  The start of the break is signaled by the first of ten  consecutive  severely  erred seconds ("SESs"),  as defined below, and the end is signaled by the first of ten consecutive  non-SESs. An SES is a second with a bit error ratio of greater than or equal to 1 in 1000. Service  Unavailability  does not include SESs associated with maintenance events,  Customer-caused  SESs or SESs caused by companies other than Level 3. Customer will  receive  credits,  calculated  monthly  as an  aggregate  of all  Service
 Unavailability events, in accordance with the chart below:

 Service unavailable 15 minutes                                                                  no credit
 Service unavailable 15 minutes-8 hours                                                          3 hours credit+
 Service unavailable 8-12 hours                                                                  12 hours credit+
 Service unavailable 12-16 hours                                                                 18 hours credit+
 Service unavailable 16-24 hours                                                                 24 hours credit+

 +The total  number of credits  per month is  limited to the  Monthly  Recurring
  Charge (MRC) for the affected service.

 Service  Availability  is calculated from the ingress of the Level 3 Network to the egress of the Level 3 network.  Where a Customer is served  directly by the
 Level 3 Metro networks (lit by Level 3 fiber) this parameter is extended to the
 Customer   building.   Where  we  are   dependant   upon  a  third   party  for
 localonnectivity to the backbone, the availability of 99.99% is applicable from
 Level 3 Gateway to Level 3 Gateway.  For circuits  terminating in Germany,  the local  loop will  hold,  and the  availability  target of 97.5% is  applicable.
 Please see note on Germany  below.  Local Loop shall mean the  facilities  from
 Customer's Premises to the Level 3 Gateway.

 *NOTE:  If the  Customer has signed a contract  governed by German law,  and/or
 Private Line service is  provisioned  in Germany,  the  following  Availability
 Guarantee shall instead apply:

 Local Loop Guarantee: 97.5% Annual Availability
 Service Unavailability is calculated as the total number of outages a Customer experiences during a calendar month. The maximum Service Unavailability time may vary depending on the total number of days in the month. Example: in a 365-day year, the Service Unavailability maximum would be 219 hours. If Level 3 exceeds the maximum Service Unavailability time of 219 hours over the first 12 months of the Customer's contract, then Level 3 would be liable to pay the Customer service credits for the Service Unavailability time exceeding 219 hours.

                         ADDITIONAL TERMS AND CONDITIONS
                                 FOR COLOCATION

The following additional terms and conditions are applicable where, pursuant to a Customer Order, Customer orders the use of space within Level 3 Gateways to be used for the purpose of colocating telecommunications equipment or equipment used for connection to the internet (the "Space").

1. Customer is granted the right to occupy the Space identified in a Customer Order. Customer shall be permitted reasonable access to the Space subject to any and all rules, regulations and access requirements imposed by Level 3 governing such access. Customer may submit multiple Customer Orders requesting use of different Space, each of which shall be governed by the terms hereof.

2. Customer shall be permitted to use the Space only for placement and maintenance of communications equipment. The nonrecurring and monthly recurring charges for the Space and any Services ordered by Customer shall be set forth in each Customer Order. Customer hereby agrees, within six (6) months of ordering such Space, to use the Space for placement and maintenance of telecommunications or internet access equipment. In the event Customer fails to fill said Space as set forth herein, Level 3 has the right to reclaim the proportion of Space not being used exclusively as indicated above, if the same is not cured within forty-five (45) days' prior notice thereof to Customer. Customer agrees to immediately vacate such recaptured Space and Level 3 shall reduce the Colocation fees allocated to such recaptured Space. Customer further agrees that no refunds shall be made to Customer regarding such recaptured Space.

3. Level 3 shall perform such janitorial services, environmental systems maintenance, power plant maintenance and other actions as are reasonably required to maintain the gateway in which the Space is located in a condition which is suitable for the placement of telecommunications and internet access equipment. Customer shall maintain the Space in an orderly and safe condition, and shall return the Space to Level 3 at the conclusion of the term set forth in the Customer Order in the same condition (reasonable wear and tear excepted) as when such Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN OR IN ANY CUSTOMER ORDER, THE SPACE SHALL BE DELIVERED AND ACCEPTED "AS IS" BY CUSTOMER, AND NO REPRESENTATION HAS BEEN MADE BY LEVEL 3 AS TO THE FITNESS OF THE SPACE FOR CUSTOMER'S INTENDED PURPOSE.

4. The term of use of the Space shall begin on the later to occur of the date requested by Customer or the date that Level 3 completes the build-out of the Space. Build out shall mean Level 3's construction and installation of the Space for use by Customer. Customer's use of the Space beyond the initial term shall be on a month-to-month basis, unless Customer and Level 3 have agreed in writing to a renewal of the right to use such Space. Customer hereby agrees to pay for the Space and any related Services for the term of this Agreement. The rates and other charges set forth in each Customer Order are established in reliance on the term commitment made therein. In the event that Customer terminates a Customer Order for Space which is accepted by Level 3 or in the event that the Customer Order is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall pay a termination charge equal to the costs incurred by Level 3 in returning the Space to a condition suitable for use by other parties, plus the percentage of the monthly recurring fees for the terminated Space calculated as follows:

a. 100% of the monthly recurring fees that would have been charged for the Space for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring fees that would have been charged for the Space for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring fees that would have been charged for the Space for months 25 through the end of the agreed term.

In the event that a Revenue Commitment is made and is then being satisfied by Customer, Customer may terminate the Space ordered pursuant to a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges applicable to such termination.

5. Level 3 shall use reasonable efforts to complete the build-out and make the Space available to Customer on or before the date requested by Customer. In the event that Level 3 fails to complete the build-out within sixty (60) days of the date requested by Customer, then Customer may terminate its rights to use such Space and receive a refund of any fees paid for the use or build-out of such Space.

6. Customer shall abide by any posted or otherwise communicated rules relating to use of, access to, or security measures respecting the Space. Customer's use of the Space will be immediately terminated in the event Customer or any of its agents or employees is found in Level 3's Gateway with any firearms, drugs, alcohol or is found engaging in any criminal activity, eavesdropping, foreign intelligence, card selling or slamming. Persons found engaging in any such activity or in possession of the aforementioned prohibited items will be immediately escorted from the Gateway. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer. In addition, Level 3 shall have the right to terminate Customer's use of the Space or the Services in the event that: (a) Level 3's rights to use the facility within which the Space is located terminates or expires for any reason; (b) Customer has violated the terms hereof or of any Customer Order submitted hereunder; (c) Customer makes any material alterations to the Space without first obtaining the written consent of Level 3; (d) Customer allows personnel or contractors to enter the Space who have not been approved by Level 3 in advance; or (e) Customer violates any posted or otherwise communicated rules relating to use of or access to the Space. With respect to items (b), (c), (d) and (e) immediately above, unless the same interferes or has the potential to interfere with other Level 3 Colocation customers, Level 3 shall provide Customer a written notice of the foregoing and a 10-day opportunity to cure the same before terminating Customer's rights to the Space.

7. Customer may sublease the Space under the following conditions: i) all proposed sublessees must be approved, in writing, by Level 3 in Level 3's sole discretion; ii) Customer hereby guarantees that all Sublessees shall abide by all terms and conditions set forth between Customer and Level 3; iii) Customer shall indemnify, defend and hold Level 3 harmless from all claims brought against Level 3 arising from any act or omission of any subcontractor and iv) any sublessee shall be considered Customer's agent and all of sublessees' acts and omissions and usage of the Space or Services hereunder shall be attributable to Customer for the purposes of these Terms and Conditions.

8. Level 3 reserves the right to change the location or configuration of the Space, provided, however, that Level 3 shall not arbitrarily or discriminatorily require such changes. Level 3 and Customer shall work in good faith to minimize any disruption in Customer's services that may be caused by such changes in location or configuration of the Space.

9. Prior to occupancy and during the term of use of any Space, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction. Employer's Liability with limits of $500,000 each accident; (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence; and (c) "All Risk" Property insurance covering all of Customers personal property located in the Space. Customer's Commercial General Liability policy shall be endorsed to show Level 3 (and any underlying property owner, as requested by Level 3) as an additional insured. All policies shall provide that Customer's insurers waive all rights of subrogation against Level 3. Customer shall furnish Level 3 with certificates of insurance demonstrating that Customer has obtained the required insurance coverages prior to occupancy of the Space. Such certificates shall contain a statement that the insurance coverage shall not be materially changed or cancelled without at least thirty (30) days prior written notice to Level 3. Customer shall require any contractor entering the Space on its behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer above.

10. Customer may order and pay for Level 3 to perform certain limited ("Remote Hands") maintenance services on Customer's equipment within the Space, which shall be performed in accordance with Customer's directions. "Remote Hands" maintenance services includes power cycling equipment. Level 3 shall in no event be responsible for the repair, configuration or tuning of equipment, or for installation of Customer's equipment (although Level 3 will provide reasonable assistance to Customer in such installation).

11. Level 3 makes the Service Level Agreement as attached respecting Colocation Services.

--------------------------------------------------------------------------------
                           Colocation SLA page 1 of 3
--------------------------------------------------------------------------------

Level 3 Colocation  Services are backed by the following Service Level Agreement
(SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the Customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service. To receive credit if these obligations have not been met, the Customer must contact Level 3 Customer Service within fifteen (15) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the Customer to Level 3 Customer Service for all issues -including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

Order Acceptance Definition
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

                             Obligations and Credits

                                       Level 3 Obligation                                                Credit

Power Guarantee
Level 3 guarantees that AC and/or DC power will be available to  the  Customer's                  One (1) day for each
Colocation Space 100% of the time.                                                                       instance

Should Level 3 fail to meet the Power Guarantee, Level 3, upon the Customer's request, will credit the Customer's monthly invoice one (1) day for each instance that power is not available to the Customer's Space, up to a maximum of
(1) instance per day.

-----------------------------------------------------------------------------------------------------------------------

Hours of Operation  Guarantee
Level 3 will  guarantee  that  the  Gateway  will be open and  available  to the                  One (1) day for each
Customer  twenty-four hours a day and seven days a week for unescorted access to                         instance
the Space and Customer work areas.

Should Level 3 fail to meet the Hours of Operation Guarantee for any one instance, Level 3, upon the Customer's request, will credit the Customer's monthly invoice one (1) day for each instance within a 24-hour period, up to a maximum of seven (7) days per month.

--------------------------------------------------------------------------------
                           Colocation SLA page 2 of 3
--------------------------------------------------------------------------------

                                       Level 3 Obligation                                                Credit

Remote Hands Response Time Guarantee*                                                             One (1) day for each
Level 3 will guarantee to respond to Remote Hands requests within these parameters:                     instance

o At the following Gateways, Level 3 will guarantee to have a technician available within 15 minutes, on a 24 x 7 basis: Sunnyvale, San Francisco, Los Angeles, Denver, Chicago, Dallas, New York City, and Washington D.C.
o At all other Gateways, Level 3 will guarantee to have a technician available within 15 minutes during normal business hours (7 a.m. to 7 p.m.), Monday through Friday. Level 3 will guarantee to have a technician available within 2 hours on weekends and holidays or after normal business hours in these Gateways.

*NOTE: Basic Remote Hands service is offered on a 24 x 7 basis and is available to provide support for supervised first-line maintenance situations. Supervised first-line maintenance situations include fixes such as restarts, card swaps
(where cards are visible and accessible -- Level 3 will not open the outer case of the equipment), re-boots of software (no reloads of hardware or software), and simple testing.

Should Level 3 fail to meet the Remote Hands Response Time Guarantee for any one instance, Level 3, upon the Customer's request, will credit the Customer's monthly invoice one (1) day for each instance, up to a maximum of seven (7) days per month.

-----------------------------------------------------------------------------------------------------------------------

HVAC Guarantee                                                                                    One (1) day for each
Level 3 will  guarantee to maintain -- over a 24-hour  period at 100% load -- an                        instance
average  temperature  of  72  degrees  Fahrenheit  within  the  Space.  However, temperatures may temporarily fluctuate in the range of 68-78 degrees Fahrenheit, and Level 3 does not guarantee  temperatures  inside  cabinets or within private suites.

Should Level 3 fail to meet the HVAC guarantee, Level 3, upon the Customer's request, will credit the Customer's monthly invoice one (1) day for each instance that the colocation temperature is outside the temperature range outlined above, up to a maximum of (1) instance per day.

--------------------------------------------------------------------------------
                           Colocation SLA page 3 of 3
--------------------------------------------------------------------------------

                                       Level(3) Obligation                                               Credit

Relative  Humidity  Guarantee                                                                     One (1) day for each
Level 3 will  guarantee to maintain -- over a 24-hour  period at 100% load -- an                         instance
average relative humidity of 50% within theSpace. However, operating percentages may temporarily  fluctuate in the range of 47.5-52.5  percent,  and Level 3 does not guarantee humidity percentages within specific cabinets or private suites.

Should Level 3 fail to meet the Relative Humidity  Guarantee,  Level 3, upon the
Customer's request, will credit the Customer's monthly invoice one (1) day for each instance that the colocation temperature is outside the temperature range outlined above, up to a maximum of (1) instance per day.

-----------------------------------------------------------------------------------------------------------------------

Security Guarantee                                                                                One (1) day for each
Level 3 will  guarantee  that all card  readers  and  palm  scanners  will be in                         instance
operation  100% of the time.  Level 3 also  guarantees  that  doors  will not be propped open without a Level 3 employee monitoring the door. In addition,  Level
3  guarantees  that  in the  event  of a  security  breach,  Level  3 will  make available,  at the Customer's  request,  video surveillance tapes to be reviewed with the  supervision  of a Level 3 employee.  Level 3 will also  guarantee that access logs will be provided within 30 minutes of the Customer's request. Access logs will either be e-mailed within 30 minutes or made available by hard copy at the Level 3 Gateway within 30 minutes.

Should Level 3 fail to meet the Security Guarantee, Level 3, upon the Customer's request, will credit the Customer's monthly invoice one (1) day for each instance that the Security Guarantee is not met, up to a maximum of one (1) instance per day.

-----------------------------------------------------------------------------------------------------------------------

Cabinet  Install  Guarantee                                                                       One (1) day for each
Level 3 guarantees  that up to 15  cabinets,  in an individual Level 3  Gateway,                   day an order is not
will be delivered within 20 business days beginning with Level 3's acceptance of                  completed  beyond the
a Customer Order.  16-50 cabinet orders,  within an individual  Level 3 Gateway,                      installation
will  be  delivered  within   40   business   days  beginning   with  Level  3's                        guarantee
acceptance of a Customer  Order.  Delivery  times on 51 cabinets or more will be determined on an individual case basis.

Private Suite Install Guarantee
Level 3 guarantees that up to a 5,000-square-foot private suite will be delivered within 40 business days beginning with the Customer's signed approval of the private suite drawings.

Should Level 3 fail to meet the Cabinet or Private Suite Installation Guarantee,
Level 3, upon the Customer's request, will credit the Customer's monthly invoice one (1) day for each day beyond the installation guarantee. The Customer is entitled to a one (1) day prorated credit for each day beyond the service commitment.

                       ADDITIONAL TERMS AND CONDITIONS FOR
                   DEDICATED INTERNET ACCESS AND RAPID ACCESS

The following additional terms and conditions are applicable where, pursuant to a Customer Order, Customer orders Dedicated Internet Access and Rapid Access (the "Internet Access Services").

1. Any state or federal tariffs applicable to the Internet Access Services to be delivered under any Customer Order are incorporated into the terms thereof.

2. The nonrecurring charges and monthly recurring rates for the Internet Access Services provided by Level 3 to Customer are set forth in each Customer Order.

3. The rates and other charges set forth in each Customer Order are established in reliance on the term and/or volume commitment made therein, and Customer agrees to pay the same. In the event that Customer terminates Internet Access Services ordered in any Customer Order which is accepted by Level 3 or in the event that the delivery of Internet Access Services is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the percentage of the monthly recurring charges for the terminated Internet Access Services calculated as follows:

a. 100% of the monthly recurring harge that would have been incurred for the Internet Access Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the Internet Access Service for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring charge that would have been incurred for the Internet Access Service for months 25 through the end of the agreed term.

Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the Internet Access Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges applicable to such termination, rearrangement or reconfiguration.

4. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, services, opinions or other content of the Internet. Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

5. If Customer orders Burstable Dedicated Internet Access Services pursuant to a Customer Order, the Customer shall be permitted to make two (2) changes to its Committed Data Rate each contract year, provided that such change be to a higher Committed Data Rate.

6. Level 3 makes the following Service Level Agreements as attached respecting Dedicated Internet Access and Rapid Access Service.

--------------------------------------------------------------------------------
                       DIA & Rapid Access SLA page 1 of 3
--------------------------------------------------------------------------------

Level 3 Dedicated Internet Access (DIA) and Rapid Access Services are backed by the following Service Level Agreement (SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the Customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service. To receive credit if these obligations have not been met, the Customer must contact Level 3 Customer Service within five (5) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the Customer to Level 3 Customer Service for all issues -including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

Order Acceptance Definition
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

                             Obligations and Credits

                                     Level 3 Obligation                                                       Credit

Installation  Guarantee                                                                           One (1) day  for  each  day
Level 3 guarantees the following  installation time frames in Level 3's standard                      missed (up to 4 days
service areas,  beginning with Level 3's  acceptance of a Customer  Order.  This                          total credit)
guarantee does not cover  incorrect data on the Customer  Order, a change in the
Customer  Order,  or a  non-standard  implementation.  The maximum  installation credit is four (4) days.

 o    Ethernet port speeds of 10Mbps or 100Mbps terminating in Level 3 Colocation
      Space: 10 business days or less for North America and Europe
 o    64-1.920Kbps (DS-1/E-1) port speeds: 45 business days or less for North America and Europe
 o    3-45Mbps (DS-3/E-3) port speeds: 60 business days or less for North
      America and Europe
 o    155Mbps (OC-3), 622Mbps (OC-12), and 1000Mbps (GigE): Individual Case Basis (ICB)
 o    Customer Provided Access (CPA): 20 business days or less for North America for circuits less than or equal to DS-3, after the CPA is delivered

--------------------------------------------------------------------------------
                       DIA & Rapid Access SLA page 2 of 3
--------------------------------------------------------------------------------

                                     Level 3 Obligation                                              Credit

100% Service Availability Guarantee*                                                              One (1) day
Service  Unavailability  refers to any outage reported by the Customer within 48 hours  of the  outage  and  confirmed  by  Level  3  Customer  Service.  Service
Unavailability  covers any outage  associated with the Customer's access port to the Level 3 Internet network, extending across the Level 3 Internet network, and across the local  access  circuit  if  provisioned  on the Level 3  metropolitan network.  Service  Unavailability  does  not  include  outages  associated  with scheduled  maintenance  events,  Customer-caused  outages  or  disruptions,  the performance  of Internet  networks  controlled  by other  companies,  or traffic exchange points which are controlled by other companies.

We guarantee that for any outage lasting between 15 minutes and 24 hours within the same 24-hour period, Customers will receive a 1-day credit.

*NOTE: If the Customer has signed a contract governed by German law, and/or DIA service is provisioned in Germany, the following Availability Guarantees shall instead apply:

Local Loop Guarantee: 97.5% Annual Availability
Service Unavailability is calculated as the total number of outages Customer experiences during a calendar month. The maximum Service Unavailability time may vary depending on the total number of days in the month. Example: in a 365-day year, the Service Unavailability maximum would be 219 hours. If Level 3 exceeds the maximum Service Unavailability time of 219 hours over the first 12 months of the Customer's contract, then Level 3 would be liable to pay the Customer service credits for the Service Unavailability time exceeding 219 hours.

Internet Network Guarantee: 99.9% Monthly Availability
Service Unavailability is calculated as the total number of outages a Customer experiences during a calendar month. The maximum Service Unavailability may vary depending on the total number of days in the month. Example: in a typical 30-day month, the Service Unavailability maximum would be 44 minutes. If Level 3 exceeds the maximum Service Unavailability time of 44 minutes, then Level 3 would be liable to pay the Customer a service credit equal to time of total
Service Unavailability exceeding 44 minutes.

--------------------------------------------------------------------------------
                       DIA & Rapid Access SLA page 3 of 3
--------------------------------------------------------------------------------

                                     Level 3 Obligation                                              Credit

Delay Guarantee                                                                                   One (1) day
Delay refers to the one-way  average delay,  over a calendar  month,  of traffic between  all major Level 3 Gateways on the Level 3 U.S.  and  European  Internet
network. Delay does not apply to the Customer's local access circuit, transit or peering  connections,  circuits  to the  traffic  exchange  points,  maintenance events, or to Customer-caused outages or disruptions. Customers may obtain delay measurements directly from the Level 3 Web site at www.Level3.com.

o        North American Network Delay Guarantee: 40 ms average one-way
o        European Network Delay Guarantee: 30 ms average one-way
o        London to New York Guarantee: 40 ms average one-way

                       ADDITIONAL TERMS AND CONDITIONS FOR
           MANAGED MODEM -- DEDICATED, QUICKSTART AND TRANSIT SERVICES

The following additional terms and conditions are applicable where, pursuant to a Customer Order Customer orders services required to allow access to "Dedicated Services," "Dedicated Service with QuickStart" and "Transit Services" as offered by Level 3 (the "Managed Modem Services") ordered by Customer under any Customer Order.

1. Any state or federal tariffs applicable to the Managed Modem Services to be delivered under any Customer Order are incorporated into the terms thereof.

2. In the event Customer orders "Dedicated Service," end user traffic will be routed through and aggregated in Level 3's facility, sent to the Customer's Premises via a dedicated circuit, and then routed to its final destination by Customer. In the event that Customer orders "Transit Services," End User traffic will be routed to Level 3's facility and then routed to its final destination by Level 3 via the Internet. Dedicated Service with "QuickStart" will initially be provisioned to the Customer in the same fashion as Transit Services, until such time as Level 3 has provisioned the dedicated circuit to send end user traffic from Level 3's facility to the Customer's Premises. QuickStart will then be migrated to standard Dedicated Service. Customers ordering Dedicated Services will be required to make a portion of the Premises available to Level 3 for the placement of equipment necessary to provide such Dedicated Services. For Dedicated Service, all Customer Provided Equipment (CPE) as well as the private line necessary to support this service will be ordered, installed and managed by Level 3. Level 3 cannot and does not guarantee the availability of any port ordered for installation greater than 90 days from the date of the order. Any telephone numbers used in providing the Managed Modem Services shall be released to Customer upon expiration or termination hereof to the extent that it is technically feasible for Level 3 to port packet switched telephone numbers and then only if Customer is in compliance with all of the terms contained herein and in the General Terms and Conditions.

3. Section 1.1 of the General Terms and Conditions for Delivery of Service notwithstanding, a Customer Order for Managed Modem Service shall be accepted by Level 3 once Level 3 has provisioned and tested such ports. Customer's billing respecting said ports shall commence once tested and found to be functioning properly by Level 3 notwithstanding Customer's: i) refusal to accept the ports or ii) Customer's refusal to acknowledge communications by Level 3 to Customer respecting the ports. In the event Customer moves an installation date provided by Level 3 more than ten (10) business days out from the original requested date, Level 3 will begin billing for Managed Modem Service eleven (11) business days after the initial requested installation date whether or not the Service is installed.

4. The nonrecurring charges and monthly recurring rates for the Managed Modem Services provided by Level 3 to Customer shall be set forth in each Customer Order. Level 3 will dedicate the specified number of ports to Customer as identified in each Customer Order.

Customer shall have the option to purchase twenty percent (20%) port overage from Level 3 as described below. If ordered, Level 3 shall provision an additional twenty percent (20%) of ports over the number of ports actually ordered by Customer to accept Customer traffic in the event Customer's traffic bursts and its usage exceeds the capacity of the ports actually ordered. In the event Customer chooses not to purchase twenty percent (20%) port overage from Level 3, if the Customer's traffic bursts as set forth above, Customer will get a busy signal in the event its ordered capacity is exceeded. In the event that Customer purchases 20% port overage, Customer will be responsible for additional monthly charges to the extent it utilizes any additional capacity provided by Level 3.

5. Customer must utilize all Managed Modem ports provisioned hereunder at no less than fifty percent (50%) of the capacity of such port. Customer agrees to allow Level 3 to monitor Customer's utilization of the ports provisioned herein. In the event Customer is Under-Utilizing (as defined below) such ports, Level 3 retains the right to reclaim such ports after which Customer shall have no further right to use the ports Under-Utilized. Termination liability shall apply to any ports reclaimed pursuant to this paragraph.

For the purpose of this Section, "Under-Utilization" shall mean the use of less than fifty percent (50%) of the capacity of any given port for any sixty (60) day period as determined by Level 3. Under-Utilization shall not be applicable to the first sixty (60) day period immediately following the provisioning of any Managed Modem port.

6. The rates and other charges set forth in each Customer Order are established in reliance on the term commitment made therein, and Customer agrees to pay the same. In the event that Customer terminates Managed Modem Services ordered in any Customer Order which is accepted by Level 3 or in the event that the delivery of Managed Modem Services is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the percentage of the monthly recurring charges for the terminated Managed Modem Services calculated as follows:

a. 100% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 25 through the end of the agreed term. Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the Managed Modem Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges for such termination, rearrangement or reconfiguration.

7. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, services, opinions or other content of the Internet. Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

8. Level 3 makes the Service Level Agreement as attached respecting Managed Modem Services.

--------------------------------------------------------------------------------
                         Managed Modem SLA Page 1 of 1
--------------------------------------------------------------------------------

Level 3 U.S. Managed Modem Services are backed by the following Service Level Agreement (SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the Customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service.

Level 3 provides a toll-free number connecting the Customer to Level 3 Customer Service for all issues -including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

Order Acceptance Definition
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

                             Obligations and Credits

                             Level 3 Obligation                                                Credit
90% Call Success Rate (CSR)                                                  o        Monthly Average CSR Credits
o    CSR will be determined by Level 3 through its own internal                       will be given using the following
     reporting procedures. The CSR will be calculated by having an                    schedule:
     automated dialing device randomly dial into the Managed Modem network            -        90% No Credit
     over meet point billing trunks and calculate the number of IP sessions           -        88-89.99% = 2.5% of MRC
     established vs. the number of failures. The formula for calculation is           -        85-87.99% = 5% of MRC
     as follows:  (# Successful Attempts / Total Attempts)                            -        80-84.99% = 7.5% of MRC
o    The CSR will be calculated on a monthly basis. Credits will be                   -        79.99% = 10% of MRC
     based on the Monthly Average CSR. In the event that the Customer                 -        Note: 10% is the maximum credit
     reports the missed SLA within 15 days of the of the last day of the                       per month.
     previous month, the credits will be generated for the Customer and
     reflected on the next invoice.                                          o        Catastrophic outage credit will
o    Unsuccessful call attempts caused by outages associated with                     be determined using the following
     maintenance events, Customer caused outages or disruptions, the                  calculation: ((MRC  x  # Ports
     performance of Internet networks controlled by other companies, or               Affected) / 30)
     traffic exchange points which are controlled by other companies shall
     not be included in the calculation of the monthly call success rate.    NOTE:    Credits cannot exceed Customer's
o    In the event that Level 3 is unable to provide service for more                  total MRC.
     than 15 consecutive minutes in a given day (a "Catastrophic Outage"),
     a one- day credit will be given for the ports affected. The 15-minute   NOTE:    CSR SLAs not supported
     consecutive outage will be measured from the time that Level 3                   for ISDN.
     Customer Service is contacted, a trouble ticket is established, and the time the Service has been reestablished.  No more than one daily credit will be given regardless of the outage time. Catastrophic
     Outages must be reported to Level 3 within 10 hours of occurrence to receive credit.

                       ADDITIONAL TERMS AND CONDITIONS FOR
                                  IP CROSSROADS

The following additional terms and conditions are applicable where, pursuant to a Customer Order, Customer orders IP CrossRoads Services.

1. Any state or federal tariffs applicable to the IP CrossRoads Services to be delivered under any Customer Order are incorporated into the terms thereof.

2. The nonrecurring charges and monthly recurring rates for the IP CrossRoads Services provided by Level 3 to Customer are set forth in each Customer Order.

3. The rates and other charges set forth in each Customer Order are established in reliance on the term and/or volume commitment made therein, and Customer agrees to pay the same. In the event that Customer terminates IP CrossRoads Services ordered in any Customer Order which is accepted by Level 3 or in the event that the delivery of IP CrossRoads Services is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the percentage of the monthly recurring charges for the terminated IP CrossRoads Services calculated as follows:

a. 100% of the monthly recurring charge that would have been incurred for the IP CrossRoads Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the IP CrossRoads Service for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring charge that would have been incurred for the IP CrossRoads Service for months 25 through the end of the agreed term.

Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the IP CrossRoads Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges applicable to such termination, rearrangement or reconfiguration.

4. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, services, opinions or other content of the Internet. Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

5. If Customer orders IP CrossRoads Services pursuant to a Customer Order, the Customer shall be permitted to make two (2) changes to its Committed Data Rate each contract year, provided that such change be to a higher Committed Data Rate.

6. Level 3 reserves the right, but does not undertake the obligation, to provide any Customer or potential customer bound by a Nondisclosure Agreement access to a list of (i) Level 3's Customers which are connected to the IP CrossRoads Intra-Gateway Exchange Network Platform; and/or (ii) Autonomous Systems Internet Networks connected to the IP CrossRoads On-Net Transport Network Platform. By this Agreement, Customer consents to such disclosures.

Level 3 makes no guarantee of any Customer's willingness to exchange Internet traffic with any other customer. Level 3 will, however, use reasonable efforts to arrange an introduction between customers or prospective customers bound by a Nondisclosure Agreement to facilitate an agreement between them respecting the exchange of Internet traffic.

Level 3 undertakes no obligations and accepts no liability for the configuration, management, performance or any other issue relating to Customer's routers or other customer provided equipment used for access to or the exchange of traffic in connection with Level 3's IP CrossRoads Service.

7. Level 3 makes the Service Level Agreement as attached respecting IP CrossRoads Service.

--------------------------------------------------------------------------------
                         IP CrossRoads SLA Page 1 of 3
--------------------------------------------------------------------------------

Level 3 IP CrossRoads Services are backed by the following Service Level Agreement (SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the Customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected Service. To receive credit if these obligations have not been met, the Customer must contact Level 3 Customer Service within five (5) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the Customer to Level 3 Customer Service for all issues -including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

Order Acceptance Definition
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

                             Obligations and Credits

                                      Level 3 Obligation                                              Credit

Installation  Guarantee                                                                     One (1) day  for  each  day
Level 3 guarantees the following  installation time frames in Level 3's standard                missed (up to 4 days
service areas,  beginning with Level 3's  acceptance of a Customer  Order.  This                    total credit)
guarantee does not cover  incorrect data on the Customer  Order, a change in the
Customer  Order,  or a  non-standard  implementation.  The maximum  installation credit is four (4) days.

o     Ethernet port speeds of 10Mbps or 100Mbps terminating in Level 3 Colocation
      Space: 10 business days or less for North America and Europe
o     64-1.920Kbps (DS-1/E-1) port speeds: 45 business days or less for North America and Europe
o     3-45Mbps (DS-3/E-3) port speeds: 60 business days or less for North
      America and Europe
o     155Mbps (OC-3), 622Mbps (OC-12), and 1000Mbps (GigE): Individual Case Basis (ICB)
o     Customer Provided Access (CPA): 20 business days or less for North America for circuits less than or equal to DS-3, after the CPA is delivered

--------------------------------------------------------------------------------
                         IP CrossRoads SLA Page 2 of 3
--------------------------------------------------------------------------------

                                     Level 3 Obligation                                              Credit

100% Service Availability Guarantee*                                                              One (1) day
Service  Unavailability  refers to any outage reported by the Customer within 48 hours  of the  outage  and  confirmed  by  Level  3  Customer  Service.  Service
Unavailability  covers any outage  associated with the Customer's access port to the Level 3 Internet network, extending across the Level 3 Internet network, and across the local  access  circuit  if  provisioned  on the Level 3  metropolitan network.  Service  Unavailability  does  not  include  outages  associated  with scheduled  maintenance  events,  Customer-caused  outages  or  disruptions,  the performance  of Internet  networks  controlled  by other  companies,  or traffic exchange points which are controlled by other companies.

We guarantee that for any outage lasting between 15 minutes and 24 hours within the same 24-hour period, Customers will receive a 1-day credit.

*NOTE: If the Customer has signed a contract governed by German law, and/or DIA service is provisioned in Germany, the following Availability Guarantees shall instead apply:

Local Loop Guarantee: 97.5% Annual Availability
Service Unavailability time is calculated as the total number of outages a Customer experiences during a calendar month. The maximum Service Unavailability may vary depending on the total number of days in the month. Example: in a 365-day year, the Service Unavailability maximum would be 219 hours. If Level 3 exceeds the maximum Service Unavailability time of 219 hours over the first 12 months of the Customer's contract, then Level 3 would be liable to pay the Customer service credits for the Service Unavailability exceeding 219 hours.

Internet Network Guarantee: 99.9% Monthly Availability
Service Unavailability time is calculated as the total number of outages a Customer experiences during a calendar month. The maximum Service Unavailability may vary depending on the total number of days in the month. Example: in a typical 30-day month, the Service Unavailability maximum would be 44 minutes. If
Level 3 exceeds the maximum Service Unavailability time of 44 minutes, thenLevel
3 would be liable to pay the  Customer a service  credit  equal to time of total
Service Unavailability exceeding 44 minutes.

--------------------------------------------------------------------------------
                         IP CrossRoads SLA Page 3 of 3
--------------------------------------------------------------------------------

                                      Level 3 Obligation                                             Credit

Delay Guarantee                                                                                   One (1) day
Delay refers to the one-way  average delay,  over a calendar  month,  of traffic between  all major Level 3 Gateways on the Level 3 U.S.  and  European  Internet
network. Delay does not apply to the Customer's local access circuit, transit or peering  connections,  circuits  to the  traffic  exchange  points,  maintenance events, or to Customer-caused outages or disruptions. Customers may obtain delay measurements directly from the Level 3 Web site at www.Level3.com.

o        North American Network Delay Guarantee: 40 ms average one-way
o        European Network Delay Guarantee: 30 ms average one-way
o        London to New York Guarantee: 40 ms average one-way

                                 Page 27 of 27